EXHIBIT 99.3

STATEMENT OF RESERVES DATA AND OTHER OIL AND GAS INFORMATION

INTERNATIONAL SOVEREIGN ENERGY CORP.

The following tables set forth certain information relating to the Company’s crude oil, natural gas and natural gas liquid reserves and the net present value of future net revenues associated with such reserves as at December 31, 2010, as evaluated by InSite Petroleum Consultants Ltd. (“InSite”) in the InSite Progress Report based upon forecast price and cost assumptions. The InSite Progress Report has been prepared in accordance with the standards contained in the COGE Handbook and the reserve definitions contained in CSA 51-324. InSite was engaged to provide an evaluation of all of the Company’s proved and proved plus probable reserves. Numbers in each column may not add due to rounding.

All future net revenues are stated prior to provision for interest, general and administrative expenses and after deduction of royalties and estimated future capital expenditures. Future net revenues have been presented on both a before and after tax basis.

It should not be assumed that the present worth of estimated future cash flow presented in the tables below represent the fair market value of the reserves. There is no assurance that the forecast prices and costs assumptions will be attained and variances could be material. The recovery and reserve estimates of ISR’s crude oil, natural gas liquids and natural gas reserves provided herein are estimates only and there is no guarantee that the estimated reserves will be recovered. Actual crude oil, natural gas and natural gas liquid reserves may be greater than or less than the estimates provided herein. Readers should review the definitions and information contained in “Natural Gas and Petroleum Reserves and Production Information” in conjunction with the following tables and notes.

Item 2.1 Reserves Data (Forecast Prices and Costs)

1.	Breakdown of Reserves (Forecast Case)

Summary of Oil and Gas Reserves

INTERNATIONAL SOVEREIGN ENERGY CORP.

Forecast Prices & Costs - InSite December 31, 2010 Prices

	Oil						Natural Gas		Natural Gas
	Light and Medium		Heavy		Solution		Assoc. & Non-Assoc.		Liquids		Total BOE
	Gross	Net	Gross	Net	Gross	Gross	Net	Net	Gross	Net	Gross	Net
Reserves Category	(MStb)	(MStb)	(MStb)	(MStb)	(MMcf)	(MMcf)	(MMcf)	(MMcf)	(MStb)	(MStb)	(MBoe)	(MBoe)
PDP	109.1	114.8	147.8	132.8	42.8	39.7	1870.4	1575.8	10.3	7.5	586.1	524.4
PDNP	0.0	0.0	0.0	0.0	0.0	0.0	37.4	30.8	0.0	0.0	6.2	5.1
PU	0.0	0.0	0.0	0.0	0.0	0.0	273.4	241.7	0.0	0.0	45.6	40.3
PD+PU	109.1	114.8	147.8	132.8	42.8	39.7	2181.2	1848.3	10.3	7.5	637.9	569.8
PA	58.5	54.4	115.5	97.1	30.2	28.1	2449.6	1998.5	16.8	12.8	604.1	502.2
P+PA	167.6	169.2	263.3	229.9	73.0	67.9	4630.9	3846.8	27.2	20.4	1242.1	1071.9

Page | 1

2.	Net Present Value of Future Net Revenue (Forecast Case)

Summary of Net Present Values of Future Net Revenue

INTERNATIONAL SOVEREIGN ENERGY CORP.

Forecast Prices & Costs - InSite December 31, 2010 Prices

	Before Income Taxes					Unit Value
Reserves Category	0% (M$)	5% (M$)	10% (M$)	15% (M$)	20% (M$)	10% ($/Boe)
Proved Developed Producing	18115.9	13440.5	10773.0	9059.8	7867.1	20.55
Proved Developed Non-Producing	9.7	10.0	10.1	10.2	10.2	1.97
Proved Undeveloped	980.4	656.2	449.5	314.4	224.0	11.16
Total Proved	19106.0	14106.7	11232.7	9384.4	8101.3	19.71
Probable Additional	14805.4	7869.7	4953.3	3425.4	2507.9	9.86
Total Proved + Probable	33911.3	21976.4	16186.0	12809.8	10609.2	15.1

	After Income Taxes (Tax Pools)
Reserves Category	0% (M$)	5% (M$)	10% (M$)	15% (M$)	20% (M$)
Proved Developed Producing	18115.9	13440.5	10773.0	9059.8	7867.1
Proved Developed Non-Producing	9.7	10.0	10.1	10.2	10.2
Proved Undeveloped	980.4	656.2	449.5	314.4	224.0
Total Proved	19106.0	14106.7	11232.7	9384.4	8101.3
Probable Additional	11173.0	6276.2	4151.7	2987.0	2254.2
Total Proved + Probable	30278.9	20382.9	15384.4	12371.4	10355.6

Notes:

1.	Values may not add due to rounding

2.	M$ = Thousands of Dollars($CDN)

Page | 2

3.	Additional Information Concerning Future Net Revenue (Forecast Case)

Total Future Net Revenue (Undiscounted)

INTERNATIONAL SOVEREIGN ENERGY CORP.

Forecast Prices & Costs - InSite December 31, 2010 Prices

	Revenue	Royalties	Operating Costs	Development Costs	Well Abandonment Costs	Future Net Revenue BIT	Income Taxes	Future Net Revenue AIT
Reserves Category	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
Proved Developed Producing	35375.6	4122.2	12549.0	90.0	498.5	18115.9	0.0	18115.9
Proved Developed Non-Producing	155.2	23.1	108.1	0.0	14.3	9.7	0.0	9.7
Proved Undeveloped	1889.1	183.3	662.7	56.3	6.3	980.4	0.0	980.4
Total Proved	37419.9	4328.7	13319.8	146.3	519.1	19106.0	0.0	19106.0
Probable Additional	36630.2	5673.4	13908.1	2047.0	196.3	14805.4	3632.4	11173.0
Total Proved + Probable	74050.0	10002.1	27228.0	2193.3	715.4	33911.3	3632.4	30278.9

Page | 3

Oil and Gas Reserves and Net Present Values By Production Group

INTERNATIONAL SOVEREIGN ENERGY CORP.

Forecast Prices & Costs - InSite December 31, 2010 Prices

	Reserves
	Oil		Gas		Natural Gas Liquids		Net Present Value Before Tax
	Gross (Mbbl)	Net (Mbbl)	Gross (MMcf)	Net (MMcf)	Gross (Mbbl)	Net (Mbbl)	5% (M$)	10% (M$)	15% (M$)	20% (M$)
Light and Medium Oil
PDP	109.1	114.8	3.8	3.2	0.4	0.3	6099.3	4592.6	3704.3	3123.5
PDNP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
PU	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
PD+PU	109.1	114.8	3.8	3.2	0.4	0.3	6099.3	4592.6	3704.3	3123.5
PA	58.5	54.4	2.2	1.9	0.2	0.2	2166.5	1290.0	917.5	715.9
P+PA	167.6	169.2	6.0	5.1	0.6	0.5	8265.8	5882.6	4621.8	3839.5

Heavy Oil
PDP	147.8	132.8	39.0	36.6	0.0	0.0	4018.5	3278.9	2774.6	2413.5
PDNP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
PU	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
PD+PU	147.8	132.8	39.0	36.6	0.0	0.0	4018.5	3278.9	2774.6	2413.5
PA	115.5	97.1	28.0	26.2	0.0	0.0	1884.4	1158.4	813.5	625.3
P+PA	263.3	229.9	67.0	62.8	0.0	0.0	5902.8	4437.3	3588.0	3038.9

Associated and Non-Associated Gas
PDP	0.0	0.0	1870.4	1575.8	10.0	7.2	3322.7	2901.6	2580.9	2330.0
PDNP	0.0	0.0	37.4	30.8	0.0	0.0	10.0	10.1	10.2	10.2
PU	0.0	0.0	273.4	241.7	0.0	0.0	656.2	449.5	314.4	224.0
PD+PU	0.0	0.0	2181.2	1848.3	10.0	7.2	3988.9	3361.2	2905.5	2564.3
PA	0.0	0.0	2449.6	1998.5	16.6	12.6	3818.8	2504.9	1694.4	1166.6
P+PA	0.0	0.0	4630.9	3846.8	26.6	19.9	7807.7	5866.1	4599.9	3730.9

Totals
PDP	256.9	247.6	1913.2	1615.6	10.3	7.5	13440.5	10773.0	9059.8	7867.1
PDNP	0.0	0.0	37.4	30.8	0.0	0.0	10.0	10.1	10.2	10.2
PU	0.0	0.0	273.4	241.7	0.0	0.0	656.2	449.5	314.4	224.0
PD+PU	256.9	247.6	2224.0	1888.0	10.3	7.5	14106.7	11232.7	9384.4	8101.3
PA	174.0	151.6	2479.8	2026.6	16.8	12.8	7869.7	4953.3	3425.4	2507.9
P+PA	430.9	399.1	4703.8	3914.6	27.2	20.4	21976.4	16186.0	12809.8	10609.2

Notes:

1.	See NI 51-101 Table 5’s for price and cost assumptions

2.	Values may not add due to rounding

3.	M$ = Thousands of Dollars

Page | 4

International Sovereign Energy Corp.

Unit Value of Net Reserves By Production Group

INTERNATIONAL SOVEREIGN ENERGY CORP.

Forecast Prices & Costs - InSite December 31, 2010 Prices

Effective December 31, 2010

	Reserves				Net Present	Unit
	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (MMcf)	Net Total BOE (MMcf)	Value (10%) (M$)	Value ($/bbl or $/Mcf)
Light and Medium Oil
Proved Developed Producing	114.8	3.2	0.3	115607.3	4592.6	39.7
Proved Developed Non-Producing	0.0	0.0	0.0	0.0	0.0	0.0
Proved Undeveloped	0.0	0.0	0.0	0.0	0.0	0.0
Total Proved	114.8	3.2	0.3	115607.3	4592.6	39.7
Probable Additional	54.4	1.9	0.2	54926.2	1290.0	23.5
Total Proved + Probable	169.2	5.1	0.5	170533.5	5882.6	34.5

Heavy Oil
Proved Developed Producing	132.8	36.6	0.0	138881.3	3278.9	23.6
Proved Developed Non-Producing	0.0	0.0	0.0	0.0	0.0	0.0
Proved Undeveloped	0.0	0.0	0.0	0.0	0.0	0.0
Total Proved	132.8	36.6	0.0	138881.3	3278.9	23.6
Probable Additional	97.1	26.2	0.0	101502.7	1158.4	11.4
Total Proved + Probable	229.9	62.8	0.0	240384.1	4437.3	18.5

Associated and Non-Associated Gas
Proved Developed Producing	0.0	1575.8	7.2	269864.5	2901.6	10.8
Proved Developed Non-Producing	0.0	30.8	0.0	5129.6	10.1	2.0
Proved Undeveloped	0.0	241.7	0.0	40289.8	449.5	11.2
Total Proved	0.0	1848.3	7.2	315283.9	3361.2	10.7
Probable Additional	0.0	1998.5	12.6	345725.9	2504.9	7.3
Total Proved + Probable	0.0	3846.8	19.9	661009.8	5866.1	8.9

Totals
Proved Developed Producing	247.6	1615.6	7.5	524353.1	10773.0	20.6
Proved Developed Non-Producing	0.0	30.8	0.0	5129.6	10.1	2.0
Proved Undeveloped	0.0	241.7	0.0	40289.8	449.5	11.2
Total Proved	247.6	1888.0	7.5	569772.6	11232.7	19.7
Probable Additional	151.6	2026.6	12.8	502154.9	4953.3	9.9
Total Proved + Probable	399.1	3914.6	20.4	1071927.5	16186.0	15.1

Notes:

1.	Values may not add due to rounding

2.	M$ = Thousands of Dollars

3.	Cash Flows do not include Alberta Royalty Tax Credit

Page | 5

Item 2.2 Reserves Data (Constant Prices and Costs)

N/A

Item 2.3 Reserves Disclosure Varies With Accounting

N/A

Item 2.4 Future Net Revenue Disclosure Varies With Accounting

N/A

Page | 6

PART 3	PRICING ASSUMPTIONS

Item 3.1 Constant Prices used in Estimates

N/A

Item 3.2 Forecast Prices used in Estimates

1.

(a)	Pricing Assumptions

INSITE PETROLEUM CONSULTANTS LTD.

INTERNATIONAL SOVEREIGN ENERGY CORP.

FORECAST PRICES AND COSTS ASSUMPTIONS

December 31, 2010

YEAR	WTI @ CUSHING	CDN/US EXCHANGE RATE	WTI @ CUSHING	EDM REF PRICE	HARDISTY 25 API	HEAVY 12 API	CROMER 29 API	CONDEN- SATE	BUTANE	PROPANE	ETHANE	SULPHUR
	$US/BBL		$C/BBL	$C/BBL	$C/BBL	$C/BBL	$C/BBL	$C/BBL	$C/BBL	$C/BBL	$C/BBL	$/LT
2011	88.00	0.980	89.80	87.30	77.30	70.30	81.19	91.66	69.84	52.38	12.51	30.00
2012	90.00	0.970	92.78	90.28	78.28	71.28	83.96	92.99	72.23	54.17	14.34	35.00
2013	92.00	0.960	95.83	93.83	79.83	72.83	87.27	96.65	75.07	56.30	16.21	40.00
2014	94.00	0.960	97.92	95.88	79.88	72.88	89.17	98.75	76.70	57.53	17.73	45.00
2015	96.00	0.960	100.00	97.92	81.60	74.60	91.06	100.86	78.34	58.75	19.36	50.00

2016	97.92	0.960	102.00	99.88	83.23	76.23	92.89	102.87	79.90	59.93	20.98	51.00
2017	99.88	0.960	104.04	101.88	84.90	77.90	94.74	104.93	81.50	61.13	21.76	52.02
2018	101.88	0.960	106.12	103.91	86.59	79.59	96.64	107.03	83.13	62.35	22.21	53.06
2019	103.91	0.960	108.24	105.99	88.33	81.33	98.57	109.17	84.79	63.59	22.66	54.12
2020	105.99	0.960	110.41	108.11	90.09	83.09	100.54	111.35	86.49	64.87	23.11	55.20

2021	108.11	0.960	112.62	110.27	91.89	84.89	102.55	113.58	88.22	66.16	23.58	56.31
2022	110.27	0.960	114.87	112.48	93.73	86.73	104.60	115.85	89.98	67.49	24.06	57.43
2023	112.48	0.960	117.17	114.73	95.61	88.61	106.70	118.17	91.78	68.84	24.55	58.58
2024	114.73	0.960	119.51	117.02	97.52	90.52	108.83	120.53	93.62	70.21	25.04	59.75
2025	117.02	0.960	121.90	119.36	99.47	92.47	111.01	122.94	95.49	71.62	25.55	60.95

2026	119.36	0.960	124.34	121.75	101.46	94.46	113.23	125.40	97.40	73.05	26.07	62.17
2027	121.75	0.960	126.82	124.19	103.49	96.49	115.49	127.91	99.35	74.51	26.60	63.41
2028	124.19	0.960	129.36	126.67	105.56	98.56	117.80	130.47	101.34	76.00	27.13	64.68

YEAR	HENRY HUB	AECO C	ALBERTA 1 YR FIRM	ALBERTA SPOT	AGGRE- GATOR	ALLIANCE	ALBERTA AGRP	SASK SPOT	SASK PROVGAS	SUMAS SPOT	BC STN 2	BC CANWEST WELLHEAD
	$US/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU	C$/ MMBTU
2011	4.50	4.14	3.94	3.94	3.79	3.69	3.85	4.09	3.89	4.44	3.94	3.44
2012	5.20	4.71	4.50	4.50	4.35	4.25	4.41	4.65	4.45	5.01	4.51	4.01
2013	5.75	5.29	5.08	5.08	4.93	4.82	4.99	5.23	5.03	5.59	5.09	4.59
2014	6.25	5.76	5.54	5.54	5.39	5.28	5.45	5.69	5.49	6.06	5.56	5.06
2015	6.75	6.27	6.05	6.05	5.90	5.77	5.96	6.20	6.00	6.57	6.07	5.57

2016	7.25	6.77	6.55	6.55	6.40	6.27	6.46	6.70	6.50	7.07	6.57	6.07
2017	7.50	7.02	6.79	6.79	6.64	6.51	6.70	6.94	6.74	7.32	6.82	6.32
2018	7.65	7.16	6.92	6.92	6.77	6.64	6.83	7.07	6.87	7.46	6.96	6.46
2019	7.80	7.30	7.06	7.06	6.91	6.77	6.97	7.21	7.01	7.60	7.10	6.60
2020	7.96	7.45	7.20	7.20	7.05	6.90	7.11	7.35	7.15	7.75	7.25	6.75

2021	8.12	7.59	7.35	7.35	7.20	7.04	7.26	7.50	7.30	7.89	7.39	6.89
2022	8.28	7.75	7.49	7.49	7.34	7.18	7.40	7.64	7.44	8.05	7.55	7.05
2023	8.45	7.90	7.64	7.64	7.49	7.33	7.55	7.79	7.59	8.20	7.70	7.20
2024	8.62	8.06	7.80	7.80	7.65	7.47	7.71	7.95	7.75	8.36	7.86	7.36
2025	8.79	8.22	7.95	7.95	7.80	7.62	7.86	8.10	7.90	8.52	8.02	7.52

2026	8.96	8.39	8.11	8.11	7.96	7.77	8.02	8.26	8.06	8.69	8.19	7.69
2027	9.14	8.55	8.27	8.27	8.12	7.93	8.18	8.42	8.22	8.85	8.35	7.85
2028	9.33	8.72	8.44	8.44	8.29	8.09	8.35	8.59	8.39	9.02	8.52	8.02

Note: All prices escalated at 2% per year after 2028;     All costs escalated at 2% per year from 2011;     First year forecast is for 12 months

Page | 7

(b)	Average Selling Prices

2010	Q1	Q2	Q3	Q4
Crude Oil ($/Bbl)	$71.84	$64.47	$67.82	$66.72

Natural Gas Liquids ($/Bbl)	$57.90	$54.43	$48.17	$43.80

Natural Gas ($/Mcf)	$4.81	$3.54	$3.47	$2.88

3.	Qualified Reserves Evaluator

The pricing assumptions provided in item 3.2 (Section 1) were provided by a qualified reserves evaluator (who is independent of International Sovereign Energy Corp.), namely InSite Petroleum Consultants Ltd.

Page | 8

PART 4	RECONCILIATIONS OF CHANGES IN RESERVES AND FUTURE NET REVENUE

Item 4.1 Reserves Reconciliation

Reconciliation of Company WI Reserves by Principal Product Type

INTERNATIONAL SOVEREIGN ENERGY CORP.

Working Interest Share

Opening: 2009-12-31 Forecast Prices & Costs - PLA December 31, 2009 Prices

Closing: 2010-12-31 Forecast Prices & Costs – InSite December 31, 2010 Prices

	Light & Medium Oil			Heavy Oil			Associated & Non-Associated Gas
	WI Proved	WI Probable	WI Proved + Probable	WI Proved	WI Probable	WI Proved + Probable	WI Proved	WI Probable	WI Proved + Probable
	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	MMcf	MMcf	MMcf
Opening Balance	129.8	50.9	180.7	151.9	131.9	283.8	3,465.3	3,892.8	7,358.1
Extensions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revisions	2.4	-0.3	2.1	18.7	-16.3	2.4	-259.0	-1,463.1	-1,722.1
Discoveries	0.0	14.4	14.4	0.0	0.0	0.0	0.0	19.9	19.9
Acquisitions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Dispositions	-12.5	-6.5	-19.0	0.0	0.0	0.0	0.0	0.0	0.0
Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Production	-10.6	0.0	-10.6	-22.9	0.0	-22.9	-1,025.1	0.0	-1,025.1
Closing Balance	109.1	58.5	167.6	147.8	115.5	263.3	2,181.2	2,449.6	4,630.9

Page | 9

Reconciliation of Company Working Interest Reserves by Principal Product Type

INTERNATIONAL SOVEREIGN ENERGY CORP.

Opening: 2009-12-31 Forecast Prices & Costs - PLA December 31, 2009 Prices; Closing: 2010-12-31 Forecast Prices & Costs - InSite December 31, 2010 Prices

	Light & Medium Oil			Heavy Oil			Associated & Non-Associated Gas			Total
	WI Proved	WI Probable	WI Proved + Probable	WI Proved	WI Probable	WI Proved + Probable	WI Proved	WI Probable	WI Proved + Probable	WI Proved	WI Probable	WI Proved + Probable
OIL	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb

Opening Balance	129.8	50.9	180.7	151.9	131.9	283.8	0.0	0.0	0.0	281.8	182.7	464.5

Extensions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revisions	2.4	-0.3	2.1	18.7	-55.2	-36.5	0.0	0.0	0.0	21.1	-55.6	-34.4

Discoveries	0.0	14.4	14.4	0.0	38.9	38.9	0.0	0.0	0.0	0.0	53.3	53.3

Acquisitions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Dispositions	-12.5	-6.5	-19.0	0.0	0.0	0.0	0.0	0.0	0.0	-12.5	-6.5	-19.0

Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Production	-10.6	0.0	-10.6	-22.9	0.0	-22.9	0.0	0.0	0.0	-33.5	0.0	-33.5

Closing Balance	109.1	58.5	167.6	147.8	115.5	263.3	0.0	0.0	0.0	256.9	174.0	430.9

GAS	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf	MMcf

Opening Balance	7.9	5.8	13.6	71.5	46.7	118.1	3,465.3	3,892.8	7,358.1	3,544.7	3,945.2	7,489.9

Extensions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revisions	-3.6	-3.5	-7.1	-27.1	-18.7	-45.8	-259.0	-1,463.1	-1,722.1	-289.7	-1,485.3	-1,775.0

Discoveries	0.0	0.0	0.0	0.0	0.0	0.0	0.0	19.9	19.9	0.0	19.9	19.9

Acquisitions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Dispositions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Production	-0.5	0.0	-0.5	-5.4	0.0	-5.4	-1,025.1	0.0	-1,025.1	-1,031.0	0.0	-1,031.0

Closing Balance	3.8	2.2	6.0	39.0	28.0	67.0	2,181.2	2,449.6	4,630.9	2,224.0	2,479.8	4,703.8

NGL	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb	Mstb

Opening Balance	1.1	0.8	1.9	0.0	0.0	0.0	17.2	19.3	36.5	18.3	20.1	38.3
Extensions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revisions	-0.6	-0.6	-1.2	0.0	0.0	0.0	-2.1	-5.0	-7.1	-2.7	-5.6	-8.3

Discoveries	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.3	2.3	0.0	2.3	2.3

Acquisitions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Dispositions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Production	-0.1	0.0	-0.1	0.0	0.0	0.0	-5.1	0.0	-5.1	-5.2	0.0	-5.2

Closing Balance	0.4	0.2	0.6	0.0	0.0	0.0	10.0	16.6	26.6	10.3	16.8	27.2

BOEs	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE	MBOE

Opening Balance	132.2	58.0	188.7	151.6	115.8	267.3	594.7	861.8	1,262.8	1,249.6	1,035.5	2,285.2
Extensions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Improved Recovery	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Technical Revisions	1.2	-1.5	-0.3	14.2	-58.3	-44.1	-45.3	-248.9	-294.1	-29.9	-308.7	-338.6

Discoveries	0.0	14.4	14.4	0.0	38.9	38.9	0.0	5.6	5.6	0.0	59.0	59.0

Acquisitions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Dispositions	-12.5	-6.5	-19.0	0.0	0.0	0.0	0.0	0.0	0.0	-12.5	-6.5	-19.0

Economic Factors	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Production	-10.7	0.0	-10.7	-23.8	0.0	-23.8	-176.0	0.0	-176.0	-210.5	0.0	-210.5

Closing Balance	110.1	59.1	169.2	154.3	120.2	274.5	373.5	424.9	798.4	637.9	604.1	1,242.1

Page | 10

PART 5	ADDITIONAL INFORMATION RELATING TO RESERVES DATA

Item 5.1 Undeveloped Reserves

1.	Proved Undeveloped Reserves

(a)

YEAR	Light & Medium Oil		Heavy Oil		Associated & Non- Associated Gas		NGL
	1st Attributed	Cumulative at Year End	1st Attributed	Cumulative at Year End	1st Attributed	Cumulative at Year End	1st Attributed	Cumulative at Year End
	Mstb	Mstb	Mstb	Mstb	MMcf	MMcf	Mstb	Mstb
Pre-2008	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2008	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2009	4.9	4.9	0.0	0.0	330.7	330.7	0.0	0.0
2010	0.0	0.0	0.0	0.0	0.0	241.7	0.0	0.0

(b)	International Sovereign relies upon its independent reserve evaluator to assign proved undeveloped reserves to company properties in accordance with criteria as set out in the various governing regulations. Therefore International Sovereign, as such, does not attribute reserves or reserve categories to our own properties. We understand that evaluator looks to 2 criteria: firstly, whether wells have to be drilled to access the assigned reserves, and secondly, whether the size of the remaining capital to be spent to bring the property on to production is significant relative to the underlying property value.

International Sovereign plans to develop the proved undeveloped reserves over the next 2 years once the current production from the wellbores that have the assigned reserves are no longer economic along with additional new drills.

2.	Probable Undeveloped Reserves

YEAR	Light & Medium Oil		Heavy Oil		Associated & Non- Associated Gas			NGL
	1st Attributed	Cumulative at Year End	1st Attributed	Cumulative at Year End	1st Attributed	Cumulative at Year End		1st Attributed	Cumulative at Year End
	Mstb	Mstb	Mstb	Mstb	MMcf	MMcf		Mstb	Mstb
Pre-2008	0.0	0.0	0.0	0.0	941.3	1392.3	[1]	5.5	5.5
2008	0.0	0.0	0.0	0.0	0.0	1392.3		0.0	5.5
2009	0.0	0.0	30.1	30.1	310.5	1,702.8		3.3	8.8
2010	11.4	11.4	14.9	14.9	15.8	1,163.6		1.7	9.3

[1]	Undeveloped reserves were technically revised from portions assigned in 2006 & 2007.

Page | 11

(b)	International Sovereign relies upon its independent reserve evaluator to assign probable undeveloped reserves to company properties in accordance with criteria as set out in the various governing regulations. Therefore International Sovereign, as such, does not attribute reserves or reserve categories to our own properties. We understand that evaluator looks to 2 criteria: firstly, whether wells have to be drilled to access the assigned reserves, and secondly, whether the size of the remaining capital to be spent to bring the property on to production is significant relative to the underlying property value.

The properties carrying the probable undeveloped reserves are anticipated to be partially developed in calendar 2011 & 2012 (pending commodity prices) with the drilling of two wells. One of the wells, located in the Medicine River area of Alberta, will be targeting Belly River and Edmonton sand gas potential. The second, located in the Marwayne area of Alberta, will target the Rex formation. These wells will be placed on production given successful results.

Item 5.2 Significant Factors or Uncertainties

Estimates of economically recoverable oil and natural gas reserves (including natural gas liquids) and the future net cash flows there from are based upon a number of variable factors and assumptions, such as commodity prices, projected production from the properties, the assumed effects of regulation by government agencies and future operating costs. All of these estimates may vary from actual results. Estimates of the recoverable oil and natural gas reserves attributable to any particular group of properties, classifications of such reserves based on risk of recover and estimates of future net revenues expected there from, may vary. The Company’s actual production, revenues, taxes, development and operating expenditures with respect to its reserves may vary from such estimates, and such variances could be material.

The Company’s independent engineering firm, InSite, uses a deterministic approach in the estimation of reserves. Reserves are assessed using a discrete value for each parameter in the calculation of reserves, such that the resultant reserve value is consistent with the certainty level associated with the reserve classification. In accordance with NI 51-101, the following definitions are followed by InSite in their analysis:

•

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

•

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Page | 12

Item 5.3 Future Development Costs

CAPITAL SCHEDULE

INTERNATIONAL SOVEREIGN ENERGY CORP.

FORECAST PRICES & COSTS—InSite DECEMBER 31, 2010 PRICES

	TOTAL PROVED RESERVES UNDISCOUNTED M$	TOTAL PROVED RESERVES DISCOUNTED @ 10% M$	TOTAL PROVED + PROBABLE RESERVES DISCOUNTED @10% M$	TOTAL PROVED + PROBABLE RESERVES DISCOUNTED @ 10% M$
2011	90	82.17	2073.81	1943.91
2012	0	0	0	0
2013	0	0	0	0
2014	0	0	0	0
2015	0	0	0	0
2016	0	0	0	0
2017	56.31	30.31	0	0
2018	0	0	0	0
2019	0	0	0	0
2020	0	0	119.51	48.32
SUB.	146.31	112.47	2193.32	1992.24
REM.	0	0	0	0
TOTAL	146.31	112.47	2193.32	1992.24

Notes:

1.	See NI 51-101 Table 5’s for price and cost assumptions

2.	Canadian properties prepared with InSite December 31, 2010 Prices and Costs Assumptions

3.	Values may not add due to rounding

2.	The Company intends to finance the future development costs through internally generated cash flow which should have no effect on the disclosed reserves or future net revenue.

Page | 13

PART 6	OTHER OIL AND GAS INFORMATION

Item 6.1 Oil and Gas Properties and Wells

1.	Notable Properties

The following eleven properties comprise in excess of 90% of International Sovereign Energy Corp.’s budgeted 2011 lease operating income.

PROPERTY	LOCATION	COUNTRY	ONSHORE/ OFFSHORE
Medicine River	Twp 38-2&3 W5M, Alberta	Canada	Onshore

Wildmere Unit	Twp 47-4 W4M, Alberta	Canada	Onshore

Marwayne	Twp 52-1 W4M, Alberta	Canada	Onshore

Little Bow	Twp 14-20&21 W4M, Alberta	Canada	Onshore

Red Earth	Twp 87-9 W5M, Alberta	Canada	Onshore

Clarke Lake	Block 94-J-10, British Columbia	Canada	Onshore

Swan Hills	Twp 64-10W5M, Alberta	Canada	Onshore

Inga	Twp 85-23W6M, British Columbia	Canada	Onshore

Ft. St. John	Twp 83-18W6M, British Columbia	Canada	Onshore

Berwyn	Twp 82-24W5M, Alberta	Canada	Onshore

Boundary Lake	Twp 83-12W6M, Alberta	Canada	Onshore

2.	Well Type Breakdown

Oil and Natural Gas Wells

	Producing Wells				Non-Producing Wells
	Oil		Natural Gas		Oil		Natural Gas
Province	Gross	Net	Gross	Net	Gross	Net	Gross	Net
Alberta	109.00	6.71	16.00	6.74	25.00	16.47	22.00	13.37
B.C.	6.00	1.30	5.00	0.79	0.00	0.00	1.00	0.26

Total	115.00	8.01	21.00	7.53	25.00	16.47	23.00	13.37

Page | 14

Item 6.2 Properties with no Attributed Reserves

1.	International Sovereign has an interest in 14,641 gross hectares (11,120 net hectares) of undeveloped lands in Alberta, British Columbia, and Manitoba Canada.

2.	4,035 gross hectares (2,984 net hectares) of undeveloped lands in Alberta and British Columbia Canada are expected to expire in calendar 2011.

Item 6.3 Forward Contracts

N/A

Item 6.4 Additional Information Concerning Abandonment and Reclamation Costs

(a)	The best engineering estimates of these costs are used from the experience of the reporting issuer’s staff. Should staff in certain circumstances not feel competent to make such estimates, outside consulting advice is sought and used.

(b)	We expect that we will incur such costs for 45.38 net wells.

(c)	The total amount of such costs, net of salvage value is $715,351 undiscounted, $204,313 when a 10% discount factor is used.

(d)	Provision has not been made in the engineering reports for an estimated $857,363 for abandonment and reclamation costs (undiscounted) for properties not evaluated. Such provisions were made in the report for any property evaluated as having reserves.

(e)	It is expected that $275,000 of abandonment and reclamation costs (undiscounted) will be incurred in the next three financial years, in total.

Item 6.5 Tax Horizon

The income taxes deducted in the calculation of future net revenue above assume a blow down scenario whereby the Company produces out its existing reserves.

The Company forecasts its tax horizon, assuming current commodity prices, and a continuing business model whereby it reinvests capital at historic capital efficiencies and incurs general and administrative costs and interest costs. Under this scenario, with the current reserves and tax pools, it is expected that taxes will not be payable in the foreseeable future as determined by 3rd party evaluators.

Page | 15

Item 6.6 Costs Incurred

1.	Capitalized or Expense

During 2010, the Company incurred the following costs:

	2010 $	2009 $
Property Acquisition Costs – Unproved Properties[2]	(260,295)	333,574
Property Acquisition Costs – Proved Properties[3]	—	—
Exploration Costs	1,445,953	3,493,378
Development Costs	249,255	777,089

Total	1,434,913	4,604,041

Item 6.7 Exploration and Development Activities

1.

	Development Wells		Exploration Wells		Total Wells
	Gross	Net	Gross	Net	Gross	Net
Oil Wells	1.00	0.40	0.00	0.00	1.00	0.40
Natural Gas Wells	0.00	0.00	0.00	0.00	0.00	0.00
Dry Holes	0.00	0.00	1.00	1.00	1.00	1.00

Total	0.00	0.00	0.00	0.00	2.00	1.40

2.	International Sovereign expects to be involved in the following capital projects in 2011:

Marwayne, Canada	Attempt optimizations on current wellbores in order to increase the current production and recovery factors of the field.

Medicine River, Canada	Drill 4 Edmonton Sands wells pending commodity prices.

[2],[3]	Property acquisition costs are net of dispositions and transfers. Sinclair was the only Disposition of note during 2010.

Page | 16

Item 6.8 Production Estimates

1.	Production Estimates for 2011

(i)	Total Proved

Estimated 2011 Production – Total Proved	MBbl	MMcf
Light & Medium Oil	12.7
Heavy Oil	20.8
NGL	2.7
Natural Gas		501.7

(ii)	Total Proved + Probable

Estimated 2011 Production – Total Proved + Probable	MBbl	MMcf
Light & Medium Oil	16.0
Heavy Oil	27.6
NGL	3.4
Natural Gas		602.7

2.	In 2011, the Berwyn gas property is estimated to account for 144.6 MMcf in the Total Proved estimates & 184.1 MMcf in the Total Proved + Probable estimates.

Page | 17

Item 6.9 Production History

1.	2010 Production Details

	2010
	Annual	Q4	Q3	Q2	Q1
Natural Gas (Mcf/d)	2,850	2,273	2,132	3,235	3,783
Crude Oil (Bbls/d)	110	110	05	107	121
NGLs (Bbls/d)	11	110	8	14	12

Total Production (Boe/d)	596	496	468	659	764

2.	Important Field Production Volumes for 2010

Important Field	Category	Oil (Bbls)	Gas (Mcf)	NGLs (Bbls)
Marwayne	Heavy Oil	10,661	2,108	—
Wildmere	Heavy Oil	13,092	3,674	—
Berwyn	NA Gas	—	294,939	—
Clarke Lake	NA Gas	—	123,430	—
Boundary Lake	NA Gas	—	374,139	—
Red Earth	Light Oil	6,944	—	—
Medicine River	NA Gas	—	162,085	3,984
Inga	Light Oil	4,153	—	—
Other Areas	Various	5,462	79,776	—

Company Total		40,312	1,040,151	3,984

3.	Average Selling Prices and Netbacks

2010	Q1	Q2	Q3	Q4	Annual
Natural Gas ($/Mcf)	$4.81	$3.54	$3.47	$2.88	$3.81
Crude Oil ($/Bbl)	$71.84	$64.47	$62.01	$67.82	$66.72
NGLs ($/Bbl)	$57.90	$54.43	$48.17	$43.80	$51.79

Totals ($/Boe)	$36.17	$28.89	$30.42	$29.04	$31.54

Royalties ($/Boe)	$7.94	$7.32	($1.92)	$2.01	$4.57
Operating Costs ($/Boe)	$8.66	$14.49	$10.48	$13.17	$11.58

Netback Received ($/Boe)	$19.57	$7.08	$21.86	$13.86	$15.39

Page | 18

FORM 51-101F2

REPORT ON RESERVES DATA

BY

INDEPENDENT QUALIFIED RESERVES

EVALUATOR OR AUDITOR

This is the form referred to in item 2 of section 2.1 of

National Instrument 51-101 Standards of

Disclosure for Oil and Gas Activities (“NI 51-101”).

Page | 19

FORM 51-101F2

Report on Reserves Data

By Independent Qualified Reserves Evaluator or Auditor

To the board of directors of International Sovereign Energy Corp. (the “Company”):

1.	We have evaluated the Company’s reserves data as at December 31, 2010. The reserves data are estimates of proved reserves and probable reserves and related future net revenue as at December 31, 2010, estimated using forecast prices and costs.

2.	The reserves data are the responsibility of the Company’s management. Our responsibility is to express an opinion on the reserves data based on our evaluation.

We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the “COGE Handbook”) prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy & Petroleum (Petroleum Society).

3.	Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook.

4.	The following table sets forth the estimated future net revenue (before deduction of income taxes) attributed to proved plus probable reserves, estimated using forecast prices and costs and calculated using a discount rate of 10 percent, included in the reserves data of the Company evaluated by us for the year ended December 31, 2010, and identifies the respective portions thereof that we have audited, evaluated and reviewed and reported on to the Company’s Board of Directors:

Independent Qualified Reserves Evaluator or Auditor	Description and Preparation Date of Evaluation Report	Location of Reserves (Country or Foreign Geographic Area)	Net Present Value of Future Net Revenue ($ thousands CDN - before income taxes, 10% discount rate)[1]
			Audited	Evaluated	Reviewed	Total
InSite Petroleum Consultants Ltd.	International Sovereign Energy Corp. Evaluation of Oil & Gas Properties as at December 31, 2010 and prepared March 25, 2011	Canada	Nil	16,186.0	Nil	16,186.0

5.	In our opinion, the reserves data respectively evaluated by us have, in all material respects, been determined and are in accordance with the COGE Handbook, consistently applied. We express no opinion on the reserves data that we reviewed but did not audit or evaluate.

[1]

This amount should be the amount disclosed by the reporting issuer in its statement of reserves data filed under item 1 of section 2.1 of NI 51-101, as its future net revenue (before deducting future income tax expenses) attributable to proved plus probable reserves, estimated using forecast prices and costs and calculated using a discount rate of 10 percent (required by section 2 of Item 2.1 of Form 51-101F1). The values represented are shown in Canadian dollars.

6.	We have no responsibility to update our reports referred to in paragraph 4 for events and circumstances occurring after their respective preparation dates.

7.	Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.

Executed as to our report referred to above:

InSite Petroleum Consultants Ltd.

Calgary, Alberta

Execution Date: March 25, 2011

/s/ Larry K. Lindstrom, P.Eng.
Larry K. Lindstrom, P.Eng.
Managing Director